                                                                EXHIBIT 10.68


           AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe, S.L. ("LICENSEE") and is dated as of September 1, 1999. This Amendment amends and modifies that certain International Exclusive License Agreements between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreements").

                                     (I)
The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreements. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreements, the terms set forth herein shall control.

                                     (II)
1. Effective as of September 1, 1999, the License Agreement Detail Schedules for both Wholesale Sales and Sales to BEVERLY HILLS POLO CLUB Retail Stores are hereby changed as follows:


      "Item 4.        Renewal Term:                From                 To
                      -------------                ----                 --
                First Renewal Period (if any)      January 1, 2000      December 31, 2000
                Second Renewal Period (if any)     January 1, 2001      December 31, 2001
                Third Renewal Period (if any)      January 1, 2002      December 31, 2003
                Fourth Renewal Period (if any)     January 1, 2004      December 31, 2005
                Fifth Renewal Period (if any)      January 1, 2006      December 31, 2007

      "Item 6.        Royalty Rate:
                      -------------

      First Renewal Term (if any): Royalty Rate shall be Zero Percent (0%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB-Registration Mark- Retail Stores located within the LICENSEE's defined Territory for the period of January 1, 2000 through June 30, 2000. Royalty Rate shall be Three Percent (3%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory for the period of July 1, 2000 through December 31, 2000.

      Second Renewal Period (if any): Royalty Rate shall be Three Percent (3%) and Advertising Royalty Rate is Four Percent (4%) of Wholesale Sales of LICENSEE's products including purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory.

      Third, Fourth and Fifth Renewal Period(s) (if any): Royalty Rate shall be Five Percent (5%) and Advertising Royalty Rate is Two Percent (2%) of Wholesale Sales of LICENSEE's products including Purchases of LICENSEE's products by BEVERLY HILLS POLO CLUB Retail Stores located within the LICENSEE's Defined Territory.

      No Royalty shall be paid by LICENSEE to LICENSOR on sales of Licensed Product (with prior written approval of LICENSOR) directly to other BEVERLY HILLS POLO CLUB LICENSEEs."


                                                               Page One of Two

            AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT


This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe, S.L. ("LICENSEE") and is dated as of November 1, 1999. This Amendment amends and modifies that certain
International Exclusive License Agreements between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreements").

                                      (I)
The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreements. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreements, the terms set forth herein shall control.

                                     (II)
1. Effective as of November 1, 1999, the License Agreement Detail Schedules for both Wholesale Sales and Sales to BEVERLY HILLS POLO CLUB Retail Stores are hereby changed as follows:

      Item 2.          Definition of Licensed Product (by category):
                       ---------------------------------------------

             The following is hereby deleted:

             "Women's apparel including slacks, skirts, dresses, sweaters, outerwear, blouses and jeans."

                                     (III)
LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                              LICENSEE:
BHPC MARKETING, INC.                   I.C. ISAACS EUROPE, S.L.


BY:  /s/ Don Garrison                  BY:  /s/ Robert Arnot
    --------------------------             ------------------------------
      Don Garrison                            Robert Arnot
      Vice President                          Chairman/C.E.O./President

DATE:                                   DATE:         1/7/2000
      ------------------------                ---------------------------


BY:  /s/ Roger Tomlinson
    --------------------------
      Roger Tomlinson
      Treasurer/Director

DATE:        12/6/99
      ------------------------